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                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549





                                   FORM  8-K

                                CURRENT  REPORT



                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):  December 19, 1996


                           Key Florida Bancorp, Inc.
                           -------------------------
              Exact name of registrant as specified in its charter

                                    Florida
                                    -------
                  State or other jurisdiction of incorporation


                   333-2962                             65-0105205
    -----------------------------------      --------------------------------
            Commission File Number                    I.R.S. Employer
                                                      Identification No.


             6016 26th Street West,             Bradenton, Florida 34207
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                     Address of Principal Executive Offices

     Registrant's telephone number, including area code:     (941) 751-4460
                                                            -----------------




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                          KEY  FLORIDA  BANCORP,  INC.



ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On December 19, 1996, Key Florida Bancorp, Inc. engaged Purvis, Gray and Company, CPA's, to act as Key Florida Bancorp, Inc.'s independent certified public accountant. Purvis, Gray and Company replaces Varnadore, Tyler and Hawthorne, P.A., CPA's who resigned on November 26, 1996.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Key Florida Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in Bradenton, Florida, on December 19, 1996.

                                        Key Florida Bancorp, Inc.


                                        By:

                                               /s/ Steven R. Jonsson
                                        -------------------------------------
                                                   Steven R. Jonsson,
                                                   President


                                               /s/ Michael L. Hogan,
                                        -------------------------------------
                                                   Michael L. Hogan,
                                                   Vice President and Treasurer





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